Exhibit 32.2 - Chief Financial Officer Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Basic Services, Inc. (the
"Company") on Form 10-QSB for the period ending September 30, 2007 as filed with the U. S. Securities and Exchange Commission on the date hereof (the "Report"). I, Jeffrey Geller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jeffrey Geller
----------------------------
    Jeffrey Geller
    President
    Chief Financial Officer
    Chief Operating Officer


Date  November 19, 2007
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